UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 397-1187

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2017, Health Insurance Innovations, Inc. (the “Company”) entered into an Appointment and Standstill Agreement (the “Agreement”) with Cannell Capital LLC and J. Carlo Cannell (the “Investors”). Pursuant to the terms of the Agreement, in consideration for certain restrictions applicable to the Investors, the Board of Directors of the Company (the “Board”), among other things, agreed to expand the Board to eight directors and appoint John Fichthorn to serve on the Board until the 2018 annual meeting of the stockholders of the Company (the “2018 Annual Meeting”). Under the terms of the Agreement, the Board will nominate Mr. Fichthorn for election as a director of the Company and recommend in favor of his election at the 2018 Annual Meeting.

The Investors are subject to certain restrictions and standstill provisions under the Agreement, including that the Investors must vote in accordance with the Board’s recommendations for the slate of directors for the 2018 Annual Meeting. Such provisions generally remain in effect until August 15, 2018, unless either party commits a material breach under the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On December 14, 2017, based upon the recommendation of the Board’s Nominating and Corporate Governance Committee, the Board appointed John Fichthorn to serve on the Board effective immediately, and also appointed Mr. Fichthorn to serve on the Board’s newly formed Risk and Compliance Committee. In connection with the appointment, the Board expanded the size of the Board to eight directors. Mr. Fichthorn will serve for a term expiring at the Company’s annual meeting of stockholders in 2018 and until his successor shall have been elected and qualified or until his earlier resignation or removal.

Mr. Fichthorn brings to the Board significant experience in accounting and financial matters, the unique perspective of representing a major stockholder, and experience serving on other public company boards. Mr. Fichthorn has served since April 2017 as Head of Alternative Investments for B. Riley Capital Management, LLC, which is an SEC-registered investment adviser and wholly-owned subsidiary of B. Riley Financial, Inc. (NASDAQ: RILY). Prior to that, Mr. Fichthorn was a co-founder of Dialectic Capital Management, LLC, an investment management firm, and has been a portfolio manager of the firm since 2003. He served as a director of California Micro Devices from September 2009 until the company’s sale in February 2010. From 2000 to 2003, he was employed by Maverick Capital, most recently as Managing Director of the technology group. From 1999 to 2000, he was an analyst at Alliance Capital working across multiple hedge fund products and as a member of the technology team. From 1997 to 1999, he was an analyst at Quilcap Corporation, a short-biased hedge fund where he covered all sectors, with a focus on technology. From 1995 to 1997, John worked at Ganek & Orwicz Partners where his responsibilities included small cap research, international closed-end fund arbitrage and operations. After graduating from college, he briefly worked at Aviation Week and Space Technology.

There are no arrangements or understandings between Mr. Fichthorn and any other person pursuant to which he was selected as a director, nor are there any transactions in which Mr. Fichthorn has an interest that would be reportable under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. Fichthorn is attached as Exhibit 99.1 and is incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit Number	Description

	10.1	Appointment and Standstill Agreement, dated December 14, 2017, among Health Insurance Innovations, Inc., Cannell Capital LLC and J. Carlo Cannell

	99.1	Press Release dated December 14, 2017

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans and projections regarding new markets, products, services, growth strategies, anticipated trends in our business and anticipated changes and developments in the United States health insurance system and laws. Forward-looking statements are based on the Company’s current assumptions, expectations and beliefs are generally identifiable by use of words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” or similar expressions and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. These risks and uncertainties include, among other things, our ability to maintain relationships and develop new relationships with health insurance carriers and distributors, our ability to retain our members, the demand for our products, the amount of commissions paid to us or changes in health insurance plan pricing practices, ongoing regulatory examinations and state licensure requirements, our ability to integrate our acquisitions, competition, changes and developments in the United States health insurance system and laws, and the Company’s ability to adapt to them, the ability to maintain and enhance our name recognition, difficulties arising from acquisitions or other strategic transactions, and our ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are discussed in the Companyk’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. You should not rely on any forward-looking statement as representing our views in the future. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael D. Hershberger
Name:	Michael D. Hershberger
Title:	Chief Financial Officer, Treasurer, and Secretary

Date: December 15, 2017